                                                                   EXHIBIT 10.61

      INVESTORS AGREEMENT, dated as of June 8, 1999, among Consumer Financial Network, Inc. (the "Company"), iXL Enterprises, Inc. ("iXL") and General Electric Capital Corporation ("GECC") and GE Capital Equity Investments, Inc. (the "Investors").

      WHEREAS, certain of the Investors have entered into a Stock Purchase Agreement with the Company pursuant to which they are purchasing on the date hereof, an aggregate of 16,190,475 shares of Series B Preferred Stock of the Company;

      WHEREAS, GECC holds up to 13,333,334 shares of Series A Preferred Stock of the Company;

      WHEREAS, the parties hereto have entered into an Amended and Restated Stockholders' Agreement, dated as of the date hereof (the "Stockholders' Agreement");

      WHEREAS, the parties desire to modify and supplement certain provisions of the Stockholders' Agreement and provide for additional covenants and agreements relating to the shares of Series A Preferred Stock and Series B Preferred Stock (collectively the "Preferred Stock") held by the Investors and the shares of common stock of the Company, par value $.01 per share (the "Common Stock"); into which the Preferred Stock is convertible;

      WHEREAS, any capitalized term used herein without definition shall have the meaning specified in the Stockholders Agreement;

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Restrictions on Issuances of Securities.  The Company shall not issue
         ---------------------------------------
or otherwise Transfer any of its equity securities without the prior written consent of the Investors except as otherwise expressly provided in this Section 1.

         (a) The provisions of this Section 1 shall not prohibit the Company from issuing or otherwise Transferring equity securities in one or more transactions constituting, in the aggregate for all issuances or Transfers by the Company after the date hereof, not more than either 20% of the total outstanding equity interests in the Company or 20% of the outstanding voting interests in the Company without the consent of the Investors. Notwithstanding the foregoing, the consent of the Investors shall be required for any issue or Transfer of equity securities by the Company to any of the entities listed as "Restricted Entities" on the Schedule of Potential Investors delivered by the Investors to the Company and iXL on April 7, 1999 provided that the Company shall provide
                                        --------
each of the Investors with written notice of any proposed issuance or Transfer to any such person or entity in reasonable detail (which notice shall specify that failure to object to such issuance or Transfer within 10 business days after receipt of such notice will be deemed consent thereto under this Section
1) and if no Investor objects to such proposed issuance in writing to the Company within such 10 business day period, then the Investors shall be deemed to have granted such consent.

         (b) If the Company proposes to issue or Transfer equity securities in one or more transactions constituting, in the aggregate for all issuances or Transfers by the Company (including, without limitation, those permitted under
Section 1(a)) after the date hereof, more than either 20% of the total outstanding equity interests in the Company or 20% of the total outstanding
                                            --
voting interests in the Company, but not more than 80% of the total outstanding equity interests in the Company or 80% of the total outstanding voting interests
                                --
in the Company, then the Company must obtain the prior written consent of the Investors thereto, provided that the Company shall provide each of the Investors
                   --------
with written notice of any such proposed issuance or Transfer to any such person or entity in reasonable detail (which notice shall specify that failure to object to such issuance or Transfer within 10 business days after receipt of such notice will be deemed consent thereto under this Section 1) and if no Investor objects to such proposed issuance or Transfer in writing to the Company within such 10 business day period, then the Investors shall be deemed to have granted such consent. Notwithstanding the foregoing, the Company shall have the right to issue or Transfer equity securities in one or more transactions constituting in the aggregate not more than 20% of the Company's total outstanding equity or voting securities (which when taken together with any issuances pursuant to Section 1(a) and this Section 1(b) would constitute, in the aggregate, not more than 40% of the Company's equity or voting securities) if such equity securities are issued or Transferred to one of the Pre-Approved Investors set forth on the Schedule of Potential Investors referred to in
Section 1(a).

         (c) The provisions of this Section 1 shall not prohibit the Company from issuing or otherwise Transferring to one or more Buyers in one or more Organic Change transactions subject to Section 2.3 of the Stockholders Agreement, equity securities constituting, in the aggregate, more than 80% of the Company's total outstanding equity or voting securities (such percentage of equity securities so Transferred being the "Applicable Percentage") if not later than the consummation of such issuance or Transfer, (i) the proceeds from such
                                                     -
issuances or Transfers are used to redeem equity securities from the Company's equity holders on a pro rata basis (except as provided below), (ii)
                                                                 --
not less than the Applicable Percentage of the equity securities of the Company held by the GE Investors are so redeemed, (iii) the Sales Proceeds (as defined
                                           ---
in Section 3(b)) attributable to each redemption, pursuant to clause (ii) above and clause (vi) below, of Series B Preferred Stock (and with respect to Series B Preferred Stock that shall have previously been converted, any Common Stock issued upon such conversion) shall be paid to each Investor at the time of such redemption(s) and shall represent at least a 35% internal rate of return to such Investor in respect of the Series B Preferred Stock (and, with respect to Series B Preferred Stock that shall have been previously converted, the Common Stock issued upon such conversion) so redeemed, (iv) the aggregate Sales Proceeds
                                           --
received by the Investors pursuant to clause (ii) above represent at least the aggregate purchase price paid by the Investors for the Series B Preferred Stock (and the Common Stock issued upon conversion of the Series B Preferred Stock) being so redeemed, plus $50 million, (v) the Sales Proceeds attributable to each
                                      -
redemption pursuant to clause (ii) above and clause (vi) below, shall be paid to each Investor in cash or Marketable Securities (as defined in Section 3) to the extent of the amount of Sales Proceeds ensuring compliance with subsections
(iii) and (iv) above, and (vi) if, in connection with any transaction otherwise
                           --
satisfying the requirements of this Section 1(c), the redemption pursuant to clause (i) is for less than 100% of the equity securities of the Company held by an Investor, then such Investor shall be given the option (which must be exercised) to either (x) require that all (but not less than all) of such
                      -
Investor's remaining equity interests in the Company be redeemed by the Company not later than the consummation of the related Organic Change for the same per share redemption price, and on the same terms, as is described in clauses (i) and (iii) above or (y) as to any Preferred Stock that the Investor does not
                    -
elect to be so redeemed, convert such Preferred Stock into Common Stock upon the closing of the related Organic Change in accordance with Section 4(a) of the Series A Certificate of Designation or Series B Certificate of Designation. The option referred to in clause (vi) above shall be exercised by such Investor within 15 business days after receipt by such Investor of notice from the Company describing such option and the circumstances giving rise thereto, together with all information that the Investor may reasonably request in order to enable such Investor to make a complete and informed decision with respect thereto; provided, however, that such option shall not be required to be
         --------  -------
exercised earlier than 3 months prior to the Company's entering into a definitive agreement with respect to such issuance or Transfer.

         (d) The provisions of this Section 1 shall not apply to any equity securities issued by the Company in a Qualified Public Offering or to the issuance of any Excluded Shares (as defined in Section 9 hereof) except for any issuance described in paragraph (v) of such definition. All calculations relating to proposed issuance or Transfer of the

Company's equity securities for purposes of this Section 1 shall be determined on a pro forma basis, giving effect to the proposed issuance. In determining the respective percentages of equity or voting securities that are (or will after such issuance be deemed) outstanding for purposes of this Section 1, securities, warrants or other rights that are, or in the future may become, exercisable or convertible into equity securities of the Company will be evaluated under 1(a),
(b) and (c) above on both pre-conversion and post-conversion basis, with the greater percentage threshold achieved being the one that applies; provided that
                                                                  --------
any such securities, warrants or other rights that are outstanding and not the subject of the proposed issuance or Transfer by the Company and that are either not at the time exercisable or convertible or are not "in the money" will only be evaluated under 1(a), (b) and (c) on a pre-conversion basis. The percentage calculations for purposes of this Section 1 shall be made independently of any of the Company's equity securities purchased by the Investors pursuant to their preemptive rights set forth in Section 5 hereof. Any "Transfer" by the Company for purposes of this Section 1 shall not include the registration by the Company, in its capacity as a transfer agent with respect to equity securities of the Company, of any Transfers of equity securities by any equity holders of the Company. For all purposes of this Agreement, "equity securities" shall include, without limitation, convertible debt.

      2.  Restrictions on Sales by iXL.  iXL (which, for purposes of this
          ----------------------------
Section 2, shall be deemed to include its affiliates) shall not Transfer any of its equity securities in the Company without the prior written consent of the Investors except as provided in this Section 2.

          (a) The provisions of this Section 2 shall not prohibit iXL from Transferring equity securities of the Company in one or more transactions constituting, in the aggregate for all Transfers by the Company after the date hereof, not more than either 20% of the total outstanding equity interests in the Company or 20% of the outstanding voting interests in the Company without the consent of the Investors. Notwithstanding the foregoing, the consent of the Investors shall be required for any Transfer of the Company's equity securities by iXL to any of the entities listed as "Restricted Entities" on the Schedule of Potential Investors referred to in Section 1(a) hereof; provided that iXL shall
                                                        --------
provide each of the Investors with written notice of any proposed Transfer to any such person or entity in reasonable detail (which notice shall specify that failure to object to such Transfer within 10 business days after receipt of such notice will be deemed consent thereto under this Section 2) and if no Investor objects to such proposed Transfer in writing to the iXL within such 10 business day period, then the Investors shall be deemed to have granted such consent.

      (b) If iXL proposes to Transfer equity securities of the Company in one or more transactions constituting in the aggregate for all Transfers by iXL (including, without limitation, those permitted under Section 2(a)) after the date hereof, more than either 20% of the total outstanding equity interests in the Company or 20% of the total outstanding voting interests in the Company, but
            --
not more than 80% of the total outstanding equity interests in the Company or
                                                                           --
80% of the total outstanding voting interests in the Company, then iXL must obtain the prior written consent of the Investors thereto, provided that iXL
                                                           --------
shall provide each of the Investors with written notice of any such proposed Transfer to any such person or entity in reasonable detail (which notice shall specify that failure to object to such Transfer within 10 business days after receipt of such notice will be deemed consent thereto under this Section 2) and if no Investor objects to such proposed Transfer in writing to the Company within such 10 business day period, then the Investors shall be deemed to have granted such consent. Notwithstanding the foregoing, iXL shall have the right to sell equity securities of the Company in one or more transactions constituting in the aggregate not more than 20% of the Company's equity or voting securities (which, when taken together with any sales pursuant to Section 2(a) and this Section 2(b) would constitute, in the aggregate, not more than 40% of the Company's equity or voting securities) if such equity securities are sold to one of the Pre-Approved Investors set forth on the Schedule of Potential Investors referred to in Section 1(a) hereof.

      (c) The provisions of this Section 2 shall not prohibit iXL from Transferring, pursuant to Section 2.2 or 2.3 of the Stockholders Agreement, equity securities to one or more Buyers in one or more transactions constituting, in the aggregate, more than 80% of the Company's total outstanding equity or voting securities and requiring the Investors to participate in such sale on a pro rata basis in accordance with Section 2.2 or 2.3 of the Stockholders Agreement if (i) iXL shall require that the Investors participate in such sale, pro rata with iXL (except as provided below), to the maximum extent iXL is entitled to do so under Section 2.2 or 2.3 (as applicable) of the Stockholders Agreement, (ii) the Sales Proceeds attributable to the sale by each
                         --
Investor, pursuant to clause (i) above and clause (v) below, of Series B Preferred Stock (and with respect to Series B Preferred Stock that shall have previously been converted, any Common Stock issued upon such conversion) shall be paid to the Investor at the time of the closing of such sale and shall be equal to the higher of (x) the amount otherwise payable in accordance with
Section 2.2 or 2.3 of the Stockholders Agreement or (y) an amount representing a 35% internal rate of return to such Investor in respect of the Series B Preferred Stock (and with respect to Series B Preferred Stock that shall have previously been converted, any Common Stock issued upon such conversion) so sold, (iii) the aggregate Sales Proceeds
                                       ---
received by the Investors pursuant to clause (ii) above represent at least the aggregate purchase price paid by the Investors for the Series B Preferred Stock (and Common Stock issued upon conversion of the Series B Preferred Stock) being so sold, plus $50 million, (iv) the Sales Proceeds received by the Investors
                            --
pursuant to clause (i) above and clause (v) below shall be paid to each Investor in cash or Marketable Securities to the extent of the amount of the Sales Proceeds ensuring compliance with subsections (ii)(y) and (iii) above, and (v)
                                                                            -
if, in connection with any transaction otherwise satisfying the requirements of this Section 2(c), the sale pursuant to clause (i) is for less than 100% of the equity securities of the Company held by an Investor, such Investor shall be given the option (which must be exercised) to either (x) require that all (but
                                                      -
not less than all) of such Investor's remaining equity interests in the Company be sold in the manner and on the terms described in (ii) above not later than the date of iXL's Transfer pursuant to this Section 2(c) or (y) as to any
                                                             -
Preferred Stock that the Investor does not elect to be sold and that would otherwise remain outstanding, convert such Preferred Stock into Common Stock in accordance with Section 4(a) of the Series A Certificate of Designations or Series B Certificate of Designations upon the closing of the transaction(s) under Section 2.2 or 2.3 (as applicable) of the Stockholders Agreement. The option referred to in clause (v) above shall be exercised by such Investor within 15 business days after receipt by such Investor of notice from describing such option and the circumstances giving rise thereto, together with all information that the Investor may reasonably request in order to enable such Investor to make a complete and informed decision with respect thereto; provided, however, that such option shall not be required to be exercised
--------  -------
earlier than 3 months prior to iXL's entering into a definitive agreement with respect to such sale or Transfer.

      (d) The provisions of this Section 2 shall not apply to any equity securities sold by iXL in an underwritten registered public offering or pursuant to Rule 144 in a broker's market transaction or to an affiliate of iXL that agrees to be bound by this Agreement. The percentage calculations for purposes of Section 2(a) and (b) shall be made independently of any equity securities held by the Investors which are included in any sale pursuant to Section 2.1 of the Stockholders Agreement but for purposes of Section 2(c) shall include any equity securities held by the Investors which are included in any sale pursuant to Section 2.2 or 2.3 of the Stockholders Agreement.

      3.  Certain Agreements; Provisions Applicable to Both Section 1 and
          ---------------------------------------------------------------
Section 2.  (a) Any purchasers of the Company's equity securities issued
---------
pursuant to Section 1(a) or sold pursuant to Section 2(a) shall not be given, with respect to any of their equity interests in the Company, any covenants, agreements or rights that are more favorable or more comprehensive than those set forth in this Agreement from either the Company or iXL or either of their Affiliates unless such covenants , agreements or rights are extended to the Investors with respect to their equity interests in the Company.

         (b) Notwithstanding Sections 1 and 2 above, the number of shares of equity securities of the Company that shall at any time and from time to time be issued or Transferred by the Company pursuant to Section 1 shall be aggregated with the number of shares of equity securities of the Company that shall at any time and from time to time be Transferred by iXL pursuant to Section 2 and vice versa, for purposes of calculating each of the applicable percentage thresholds set forth in Sections 1(a), (b) and (c) and Sections 2(a), (b) and (c) (it being the intent of the parties that all such percentage thresholds be a measure of the combined issuances and Transfers of Company equity securities by iXL and its
affiliates and/or the Company).   "Internal rate of return" for purposes of
Section 1(c) and 2(c) shall be calculated as follows:

Internal rate of return = [(A divided by B )* (1 divided by C)]-1

Where:

 . A = the aggregate cash sales or redemption price (including the fair market value of any Marketable Securities) received by the applicable Investor in respect of the sale or redemption of the related Series B Preferred Stock or Common Stock issued upon conversion of any thereof (the "Sales Proceeds").

 .  B = the aggregate purchase price paid by such Investor for such Investor's
   Series B Preferred Stock (or any Series B Preferred Stock previously converted into Common Stock) pursuant to the Stock Purchase Agreement relating to the Series B Preferred Stock, dated as of April 7, 1999.

 .  * = raised to the power of

 . C = Number of years (including fractions thereof) between the date hereof and the date of receipt by the applicable Investor of the Sales Proceeds.


 . "Marketable Securities" means any registered freely transferable (except for any lock-up period required by law or the purchaser of the Company provided the

   Investors are not treated less favorably than iXL) equity securities that are listed and actively traded on a national securities exchange or the NASDAQ system.

      4.  Termination of the Investors' Rights.  (a)  Except as provided in
          ------------------------------------
Section 4(b) below, upon the occurrence of a Qualified Public Offering the rights of the Investors under Section 2.1 and 9 of the Stockholders' Agreement and the provisions of Sections 1,2, 3, 5, 6, 7 and 9 of this Agreement shall terminate (other than any rights thereunder accruing prior to the date of such termination).

      (b) If iXL, together with its Affiliates, continues to hold either more than 50% of the outstanding equity securities of the Company or more than 50% of the outstanding voting securities of the Company after a Qualified Public Offering, then, for so long as iXL and its Affiliates continue to hold more than any such 50% interest, the Investors shall have the right to designate two members to the board of directors of the Company pursuant to Section 9 of the Stockholders' Agreement and the Investors will retain their tag-along rights pursuant to Section 2.1 of the Stockholders' Agreement.

      (c) If at any time prior to a Qualified Public Offering, the Investors cease to own, in the aggregate, at least 10% of the Company's outstanding equity securities whether due to sales, transfers, dilution or otherwise (to the extent effected in compliance with this Agreement and the Stockholders Agreement), then the Investors' rights hereunder (other than rights relating to obligations which accrued prior to such cessation) will automatically terminate, other than the right to designate members to the board of directors of the Company pursuant to
Section 9 of the Stockholders' Agreement and the tag-along rights pursuant to
Section 2.1 of the Stockholders' Agreement. If the Investors cease to own in the aggregate, at least 5% of the Company's outstanding equity securities whether due to sales, transfers, dilution or otherwise (to the extent effected in compliance with this Agreement and the Stockholders Agreement), then, as provided in Section 9.1 of the Stockholder's Agreement, the Investors will automatically cease to have any rights to designate directors pursuant to the Stockholders' Agreement or this Investors Agreement and, if requested by the Company, the Investors shall request of each designee of the Investors to the Company's board of directors that such designee shall resign from the Company's board of directors.

      5.  Preemptive Rights.  (a) Following the date hereof, if the Company
          -----------------
proposes to sell, issue or grant any equity securities or other securities or rights, directly or indirectly convertible into or exercisable or exchangeable for any capital stock or other equity securities (other than any Excluded Shares as defined in Section 9 hereof or any shares issued by the Company in any underwritten public offering) to any person or entity, then each Investor that owns Preferred Stock shall have the right, on the same terms and conditions of the proposed sale, issuance or grant and exercisable within 30 days after the Company has given such Investor notice of such proposed sale, issuance or grant, to purchase a percentage of the shares or securities to be sold, issued or granted equal to such Investor's percentage ownership of Common Stock of the Company, (determined as if all Preferred Stock were converted to Common Stock), as of the business day immediately prior to the date of such sale, issuance or grant. If any such Investor exercises any such preemptive rights, the purchase of shares or securities by such Investor will be governed by and subject to the terms and conditions applicable to the person or entity to whom the sale, issuance or grant was initially proposed to be made, subject to the provisions of Section 5(b).

         (b) If the Company issues equity securities (other than Excluded Shares) for non-cash consideration, the Investors' rights pursuant to Section 5(a) hereof to purchase a percentage of such equity securities will be for a cash purchase price equal to the fair market value (as determined by the Board of Directors of the Company in good faith) of such non-cash consideration.

      6.  Approval Rights.  The holders of Series A and Series B Preferred Stock
          ---------------
will have the approval rights set forth in Section 7 of the Series A and Series B Certificates of Designation. In addition, the Company agrees that it shall not issue or Transfer (without the prior written consent of the Investors) any equity securities of the Company for which, the per security cash consideration is less than the "Antidilution Price" (as such term is defined in the Series B Certificate of Designations) in effect at the time. The per security cash consideration shall be computed on an "as converted" or "as exercised" basis for convertible securities (including convertible debt) and with respect to non-convertible voting preferred, shall be computed on the basis of the number of votes per share. Such approval right will not apply to issuances of equity securities (a) included in paragraphs (i), (viii) or (ix) of the definition of
            -
Excluded Shares; (b) included in paragraphs (ii), (iii) or (iv) of the
                  -
definition of Excluded Shares which, when taken together and aggregated for all such issuances does not exceed 10% of the Company's total outstanding equity securities; and (c) the issuance of any equity securities upon the conversion or
                 -
exercise of any equity security, the issuance of which has previously been approved by the Investors.

      7.  Board Approval.  For so long as any of the Investors hold equity
          --------------
securities of the Company, the Company will not take the following actions without the approval

(in accordance with the Company's By-Laws) of the board of directors of the
Company: (i) material transactions with Affiliates other than wholly-owned
          -
subsidiaries; (ii) the acquisition of or material investment in any business
               --
unit or the sale of equity securities or assets of all or substantially all of any business unit; (iii) the incurrence of material indebtedness; (iv)
                    ---                                            --
management compensation (it being understood that so long as the Investors have a representative on the compensation committee of the Company, approval by the compensation committee will be sufficient) and (v) capital expenditures
                                                -
materially in excess of amounts provided for in the most recent budget approved by the board of directors of the Company.

      8.  Investor Action.  Any consent or approval to be provided by the
          ---------------
Investors hereunder shall be deemed the action of all the Investors if provided by a majority in interest of the Investors.

      9.  Definition of Excluded Shares.  "Excluded Shares" means (i) any shares
          -----------------------------                            -
of Common Stock issued upon conversion of the Preferred Stock or any shares of any other series of preferred stock which has been issued in accordance with the terms of this Agreement, the Stockholders Agreement and the Series A and Series B Certificate of Designations, (ii) any Common Stock issued upon exercise of any
                                --
options granted pursuant to the Stock Option Plan or any other options issued to any employees of the Company pursuant to any option plan approved by the Compensation Committee of the Board, (iii) any options exercisable into Common
                                      ---
Stock issued pursuant to the Stock Option Plan, (iv) employee stock options
                                                 --
issued pursuant to any option plans approved by the Compensation Committee of the Board, (v) any equity securities issued in connection with any business
            -
combination, (vi) any securities issued in connection with any stock split,
              --
stock dividend or recapitalization of the Company which affects all equity holders proportionately and does not involve sales or issuance of equity to one or more third parties, (vii) any securities issued to any entity in connection
                        ---
with a loan or lease by such entity to the Company, if such loan or lease transaction and such issuance of securities has been approved by the Board and such securities, when taken together and aggregated with all prior issuances under this subsection (vii), do not exceed 5% of the Company's total outstanding equity securities, (viii) any securities issued upon a spin-off of the Company
                    ----
to the stockholders of iXL and (ix) any securities issued in a Qualified Public
                                --
Offering.

      10.  Assignment.  Neither this Agreement nor any provision hereof may be
           ----------
assigned or transferred, whether by operation of law or otherwise, by any of the Investors without the prior consent of the Company and iXL, except to their respective Affiliates provided that any such Affiliate transferee agrees in writing to be bound
--------
hereby. Any Affiliate of an Investor that becomes an assignee of any rights hereunder shall be deemed to be an Investor hereunder.

      11.  Termination.  Any party to this Agreement who ceases to own any
           -----------
shares of Preferred Stock or Common Stock shall cease to be a party to this Agreement and thereafter shall have no rights or obligations hereunder, provided
                                                                        --------
that any sale, transfer or other disposition by such party was made in compliance with the terms hereof and of the Stockholders' Agreement.

      12.  Governing Law.  This Agreement and the rights and obligations of the
           -------------
parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

      13.  Notices.  All notices, requests, demands, waivers and other
           -------
communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered
                                                           -
personally, (b) mailed, certified or registered mail with postage prepaid, (c)
             -                                                              -
sent by next-day or overnight mail or delivery or (d) sent by as follows:
                                                   -

             (i)  if to the Company or iXL, to it at:
                            --------------

                  Consumer Financial Network, Inc. or (as applicable) iXL Enterprises, Inc.
                  Two Park Place
                  1888 Emery Street
                  2nd Floor
                  Atlanta, Georgia 30318
                  Attention:  Mr. M. Wayne Boylston
                  Telecopier number:  (404) 267-3801

                  with a copy (which, in each case, shall not constitute notice) to:

                  Minkin & Snyder
                  3060 Peachtree Road, Suite 1100
                  Atlanta, Georgia  30305

                  Telecopier number:  (404) 233-5824
                  Attention:  James S. Altenbach, Esq.


                  and

                  Kelso & Company
                  320 Park Avenue
                  24th Floor
                  New York, New York 10022
                  Telecopier number:  (212) 223-2379
                  Attention:  James J. Connors, II, Esq.

                  and

                  Debevoise & Plimpton
                  875 Third Avenue
                  New York, NY 10022
                  Telecopier number: (212) 909-6836
                  Attention:  Margaret A. Davenport, Esq.

             (ii) If to an Investor, the address or fax number listed on the signature page hereof.

or to such other person or address as any party shall specify by notice in writing to the Company. All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery
                                                      -
on the day after such delivery, (x) if by certified or registered mail, on the
                                 -
seventh business day after the mailing thereof, (y) if by next-day or overnight
                                                 -
mail or delivery, on the day delivered, (z) if by fax on the next day following
                                         -
the day on which such fax was sent, provided that a copy is also sent by certified or registered mail.

      14.  Headings; Execution in Counterparts  .  The headings and captions
           -----------------------------------
contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

      15.  Construction.  In the event of any conflict or inconsistency between
           ------------
any of the terms of this Agreement and any of the terms of the Stockholders Agreement, the terms of this Agreement shall prevail; provided that no such resolution shall derogate from the rights of the Investors under the Stockholders Agreement.

      16.  Injunctive Relief.  The equity securities of the Company can not
           ------------------
readily be purchased or sold in the open market, and for that reason, among others, the parties hereto will be irreparably damaged in the event of a breach of any provision of this Agreement if this Agreement is not specifically enforced. Each of the parties therefore agrees that in the event of a breach of any provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which any party may have. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts in New York for the purposes of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter herein. Each party hereby consents to service of process by mail made in accordance with Section 13.

                              [Signature Pages Follow]

      IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.


                                   IXL ENTERPRISES, INC.


                                   By: /s/ M. Wayne Boylston
                                      ----------------------------



                                   CONSUMER FINANCIAL NETWORK, INC.


                                   By: /s/ M. Wayne Boylston
                                      ----------------------------



Address:                           GE CAPITAL EQUITY INVESTMENTS, INC
-------
120 Long Ridge Road
Stanford, CT 06927                 By: /s/ Jeffrey H. Coats
Telecopier Number:  203-357-3047      ----------------------------
Attn:  General Counsel of GE
        Equity


Address:                           GENERAL ELECTRIC CAPITAL CORPORATION
-------
120 Long Ridge Road
Stanford, CT 06927                 By: /s/ Michael E. Pralle
Telecopier Number:  203-357-3047      ----------------------------
Attn:  General Counsel of GE
        Equity

                        Schedule of Potential Investors

Restricted Entities
-------------------

CNN/Time Warner
American Broadcasting Company
CBS Corporation
Fox
Bloomberg, Inc.
Citigroup
AIG
Prudential
AXA
Hancock

Pre-Approved Investors
----------------------

Microsoft
Amazon.com
America Online
Yahoo
Lycos
Excite
Liberty Media
@Home
USA Network
IBM
First USA
Reader's Digest
Peoplesoft
Oracle
Marsh MacClennan
Hewitt
SAP
Softbank
Dell